Pitney Bowes

Engineering the flow of communication

Bruce P. Nolop

Executive Vice President & Chief Financial Officer

Revenue Portfolio


Supplies 7%
Business Services 23%
Product Sales 23%
Support Services 13%
Rentals 19%
Captive Financing 11%
Capital Services 4%

Revenue Growth



Rentals & Financing
Sales
Business & Support Services
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1.8%
6.2%
7.0%
$3,881
$4,122
$4,410
2000
2001
2002

Business Segment Portfolio

Revenue


Capital Services 4%
Enterprise Solutions 28%
Global Mailing 68%

Operating Profit


Capital Services 7%
Enterprise Solutions 8%
Global Mailing 85%

Business Segment Revenue Growth


2001
2002
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
5.8%
$2,847
$3,011
12.4%
$1,083
$1,218
-6.3%
$192
$180
Global Mailing
Enterprise Solutions
Capital Services

Geographic Portfolio


Revenue
International
21%
United
States
79%


Operating Profit
International
13%
United
States
87%

International Revenue


$1,000
$800
$600
$400
$200
$0
5.8%
$647
15.8%
$748
24.6%
$933
2000
2001
2002

Earnings Per Share*



Capital Services Portfolio
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.17
$1.91
$2.25
$1.98
$2.37
$2.14
$2.38 to
$2.45
$2.23 to
$2.28
2000
2001
2002
2003

*Excludes Special Items

Long-Term Growth Targets


12%
9%
6%
3%
0%
Acquisitions
4-6%
Organic
8-10%
Revenue
Earnings Per Share

Earnings Considerations

Long-Term Positives	Short-Term Challenges
• Digital Products	• Sluggish Economy
• Outsourcing Trends	• Capital Services
• Cost Reductions	• Business Processes
• Acquisition Synergies	• Benefits Expense

SS&A Expense Ratio



2001
2002
40%
30%
20%
10%
0%
33.2%
33.6%
26.9%
26.8%
6.3%
6.8%
SS&A
SG&A
Service

Balance Sheet (12/31/02)



$8.7 billion
$3.9 billion
$4.8 billion
$9,000
$6,000
$3,000
$0
Cash
Other Assets
Rental Assets
Captive Finance
Capital Services
Deferred Taxes
Long-Term Liabilities
Short-Term Liabilities
Equity
Short-Term Debt
Long-Term Debt
Assets
Liabilities
Capital

Coverage Ratios


EBITDA/Interest
EBIT/Interest
8.0
6.0
4.0
2.0
0.0
6.7x
7.1x
5.4x
5.6x
2001
2002
2001
2002

Debt Structure

As of 12/31/02


Floating
32%
Fixed
68%


Short-Term
42%
Long-Term
58%

Average Interest Rate = 4.6%

Return on Capital

2002 Excluding Special Items


28%
22%
15%
30%
25%
20%
15%
10%
5%
0%
EBITDA
EBIT
After-Tax

Financial Assets (12/31/02)



$2,500
$2,000
$1,500
$1,000
$500
$0
$2,450
$2,324
$403
Captive Finance
Capital Services
Rental Assets

Capital Services Assets (12/31/02)



$1,600
$1,200
$800
$400
$0
$1,560
$451
$232
$81
Leveraged Leases
Finance Leases
Imagistics Financing
Other Assets

Capital Services Portfolio*

	2002	2003	2004	2005	2006
Earnings Per Share	$0.23	$0.16	$0.08	$0.07	$0.05
Free Cash Flow	$ 214	$183	$148	$ 68	($ 6)
Net Investment	$1,000	$585	$477	$400	$347
After-Tax ROI	7%	7%	7%	7%	7%

*Excludes Imagistics Financing

Acquisitions Impact (2002)

	Including Intangibles	Excluding Intangibles
EBIT	$40	$51
Free Cash Flow	$19	$19
Earnings Per Share	3 ¢	6 ¢
EBIT / Investment	7%	9%
EBIT / Net Investment*	27%	32%

*Net Investment Excludes Goodwill

Free Cash Flow (2002)

Excluding Special Items


$1,200
$1,000
$800
$600
$400
$200
$0
$1,024 million
Deferred Taxes
Depreciation & Amortization
Net Income
$342 million
Rental Assets
Other CAPEX
Working Capital
Finance Receivables
$682 million
Discretionary
Dividends
Sources
Uses
Free Cash Flow

Cash Sources and Uses (2002)

Excluding Special Items



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$682 million
Free Cash Flow
$521 million
Stock Issuance
Investments
Debt Increase
$1,203 million
Cash & Other
Restructuring Payments
Acquisitions
Share Repurchase
Pension Contribution
Dividends
Sources
Financing
Uses

Free Cash Flow (2003-2006)


$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3.9 billion
Deferred Taxes
Depreciation & Amortization
Net Income
$1.6 billion
Working Capital
Finance Receivables
Rental Assets
Other CAPEX
$2.3 billion
Discretionary
Dividends
Sources
Uses
Free Cash Flow

Cash Sources and Uses (2003-2006)


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2.5 billion
$0.8 billion
$3.3 billion
Debt Increase
Capital Services
Free Cash Flow
Acquisitions & Share Repurchase
Restructuring Payments
Dividends
Sources
Financing
Uses

Growth Plan Impact


More Services Revenue
More International Revenue
50%
40%
30%
20%
10%
0%
36%
~45%
21%
~25%
2002
2006
2002
2006